AMERICAN STRATEGIC
INCOME PORTFOLIO II



                                        BSP



SEMIANNUAL REPORT
NOVEMBER 30, 2001






                                        [LOGO] US BANCORP
                                               ASSET MANAGEMENT

[LOGO] US BANCORP
       ASSET MANAGEMENT

AMERICAN STRATEGIC INCOME PORTFOLIO II

PRIMARY INVESTMENTS

Mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. The fund may also invest in asset-backed securities, U.S. government securities, corporate-debt securities, municipal obligations, unregistered securities, and mortgage-servicing rights. The fund borrows through the use of reverse repurchase agreements. Use of certain of these investments and investment techniques may cause the fund's net asset value to fluctuate to a greater extent than would be expected from interest-rate movements alone.

FUND OBJECTIVE

High level of current income. Its secondary objective is to seek capital appreciation. As with other investment companies, there can be no assurance this fund will achieve its objective.

AVERAGE ANNUALIZED TOTAL RETURNS

Based on net asset value for the periods ended November 30, 2001

[CHART]

                                                                                    SINCE INCEPTION
                                                         ONE YEAR     FIVE YEAR        7/30/1992
                                                         --------     ---------     ---------------
American Strategic Income Portfolio II                    12.42%        8.98%             8.28%
Lehman Brothers Mutual Fund Government/Mortgage Index     10.35%        7.41%             7.01%

The average annualized total returns for American Strategic Income Portfolio II are based on the change in its net asset value (NAV), assume all distributions were reinvested, and do not reflect sales charges. NAV-based performance is used to measure investment management results. - Average annualized total returns based on the change in market price for the one-year, five-year, and since-inception periods ended November 30, 2001, were 21.21%, 12.59%, and 7.91%, respectively. These returns assume reinvestment of all distributions and reflect sales charges on distributions as described in the fund's dividend reinvestment plan, but not on initial purchases. - PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV; therefore, you may be unable to realize the full NAV of your shares when you sell. - The fund uses the Lehman Brothers Mutual Fund Government/Mortgage Index as a benchmark. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. government securities while American Strategic Income Portfolio II is comprised primarily of nonsecuritized, illiquid whole loans. This limits the ability of the fund to respond quickly to market changes. - The Lehman Brothers Mutual Fund Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Developed by Lehman Brothers for comparative use by the mutual fund industry, this index is unmanaged and does not include any fees or expenses in its total return calculations. - The since inception number for the Lehman index is calculated from the month end following the fund's inception through November 30, 2001.

            NOT FDIC INSURED   NO BANK GUARANTEE   MAY LOSE VALUE

[SIDENOTE]
     TABLE OF CONTENTS

  1  Fund Overview

  6  Financial Statements
     and Notes

 16  Investments in
     Securities

 19  Shareholder Update

FUND OVERVIEW

January 15, 2002

DURING THIS SEMIANNUAL REPORTING PERIOD FOR AMERICAN STRATEGIC INCOME PORTFOLIO II, THE FIXED-INCOME MARKETS EXPERIENCED AN ALMOST UNPRECEDENTED LOOSENING OF MONETARY POLICY BY THE FEDERAL RESERVE. In an effort to jumpstart the U.S. economy, the Fed lowered short-term interest rates 11 times during 2001. The cuts--from 6.5% to 1.75%--set a record for the most in a calendar year by the central bank and left rates at their lowest level in 40 years. Despite the Fed's efforts, the National Bureau of Economic Research recently reported that the country has been in a recession since March of last year.

BECAUSE OF THE SHAKY ECONOMY, THE VOLATILE STOCK MARKET, AND THE TERRORIST ATTACKS, INVESTORS FLOCKED TO FIXED-INCOME INVESTMENTS IN A "FLIGHT TO QUALITY." This flight to quality, along with falling interest rates, benefited the fixed-income market across the board. Whole loans and mortgage-backed securities were no exception and performed well during the period. As rates fell and the yield curve steepened, prices moved inversely and increased. However, keep in mind that the pricing models we use for this fund limit the amount that our whole loans can increase in value due to falling interest rates.

AMERICAN STRATEGIC INCOME PORTFOLIO II HAD A TOTAL RETURN OF 5.85% BASED ON ITS NET ASSET VALUE FOR THE SIX MONTHS ENDED NOVEMBER 30, 2001. The fund outperformed its benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index, which had a return of 5.59% for the same timeframe. Based on its market price, the fund returned 9.22% for the six months. We believe the fund's market price performance was driven by investors' demand for more stable, income-oriented investments. This demand increased the fund's market price to $12.85, which gives a 3.09% discount to its net asset value of $13.26 as of November 30. As always, past

[CHART]

PORTFOLIO COMPOSITION
AS A PERCENTAGE OF TOTAL ASSETS ON NOVEMBER 30, 2001

Other Assets                                       1%
Short-term Securities                              3%
U.S. Agency Mortgage-backed Securities            16%
Private Fixed-rate Mortgage-backed Securities     13%
Commercial Loans                                  29%
Multifamily Loans                                 37%
Single-family Loans                                1%

DELINQUENT LOAN PROFILE

The chart below shows the percentage of single-family loans** in the portfolio that are 30, 60, 90, or 120 days delinquent as of November 30, 2001, based on principal amounts outstanding.

Current         90.4%
30 Days          3.8%
60 Days          0.0%
90 Days          0.0%
120+ Days        5.8%

**As of November 30, 2001, there were no multifamily or commercial loans delinquent.

[SIDENOTE]
FUND MANAGEMENT

JOHN WENKER
is primarily responsible for the management of American Strategic Income Portfolio II. He has 16 years of financial experience.

CHRIS NEUHARTH
assists with the management of American Strategic Income Portfolio II. He has 21 years of financial experience.

RUSS KAPPENMAN
assists with the management of American Strategic Income Portfolio II. He has 16 years of financial experience.

performance is no guarantee of future results, and the fund's net asset value and market price will fluctuate.*

FALLING SHORT-TERM INTEREST RATES LED TO SUBSTANTIALLY LOWER BORROWING COSTS AND INCREASED INCOME LEVELS FOR THE FUND. The lower rates allowed us to borrow money at decreased costs and invest those borrowed funds in higher-yielding mortgage investments. Although the use of borrowing (otherwise known as leverage) has resulted in more income for shareholders, it does increase reinvestment and interest-rate risks in the fund.**

IN RESPONSE TO THE HIGHER LEVEL OF INCOME AND IN AN EFFORT TO DECREASE THE FUND'S DIVIDEND RESERVE, THE FUND INCREASED ITS MONTHLY DIVIDEND ONCE DURING THE SIX MONTHS. In July 2001, we raised the monthly dividend of the fund from 8.75 cents to 9.5 cents per share. During the period, the fund paid out 56.25 cents per share in dividends, resulting in an annualized distribution rate of 8.52% based on the November 30 market price. The fund's dividend reserve is 12.45 cents per share as of the end of the reporting period. Keep in mind that the fund's distribution rate and dividend reserve levels will fluctuate.

*All returns assume reinvestment of distributions at prices pursuant to the fund's dividend reinvestment plan. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.

**Reinvestment risk is the risk that when the investments come due, we will have to re-deploy the proceeds into lower-yielding whole loans or securities. (Alternatively, we could decrease the amount of leverage.) Interest-rate risk is the risk that the value of these investments will go down when rates rise again, resulting in a lower net asset value for the fund.

GEOGRAPHICAL DISTRIBUTION

We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect principal value of whole loans as of November 30, 2001. Shaded areas without values indicate states in which the fund has invested less than 0.50% of its assets.

                     [MAP OF THE UNITED STATES]

Alabama
Alaska
Arizona               7%
Arkansas
California            11%
Colorado              5%
Connecticut           less than 0.50%
Delaware              less than 0.50%
Florida               5%
Georgia               1%
Hawaii
Idaho
Illinois              less than 0.50%
Indiana               2%
Iowa
Kansas                less than 0.50%
Kentucky              1%
Louisiana             less than 0.50%
Maine
Maryland              less than 0.50%
Massachusetts
Michigan
Minnesota             14%
Mississippi
Missouri              2%
Montana               2%
Nebraska
Nevada                3%
New Hampshire         less than 0.50%
New Jersey            less than 0.50%
New Mexico            1%
New York              less than 0.50%
North Carolina        less than 0.50%
North Dakota          3%
Ohio                  less than 0.50%
Oklahoma              6%
Oregon
Pennsylvania          less than 0.50%
Rhode Island          less than 0.50%
South Carolina
South Dakota
Tennessee             4%
Texas                 28%
Utah
Vermont               less than 0.50%
Virginia
Washington            4%
West Virginia
Wisconsin
Wyoming

DUE TO THE WEAK ECONOMIC ENVIRONMENT, REAL ESTATE MARKETS ACROSS THE COUNTRY BEGAN TO EXPERIENCE A FALL OFF IN DEMAND. However, unlike the recession of the early 1990s, this decrease in demand is not accompanied by oversupply in the market. We believe supply remains constrained overall and especially in the areas where we invest. We continue to focus on whole loans from areas of the country like Texas, Arizona, and Florida that are experiencing the highest employment and population growth. The weakest real estate markets continue to be in Northern California and the Northeastern part of the United States. We have no investments in Northern California and very limited exposure in the Northeast. Of the various property types the fund invests in, we believe multifamily housing will hold up best in the current environment because of moderate supply and continued demand even during rough economic times.

AS THE ECONOMY WEAKENED DURING THE SUMMER MONTHS, WE TOOK STEPS TO SELL THE SINGLE-FAMILY WHOLE LOANS WITH HIGHER CREDIT RISK AT ATTRACTIVE PRICES. The delinquencies in these loan pools were approaching 18% to 20%. We did keep a small portion of higher quality single-family loans in the fund. We used the proceeds of the sales to add small positions of second mortgages, mezzanine debt, and participating debt to the portfolio (approximately 6% of total assets as of November 30). These securities are typically more highly leveraged with loan-to-value ratios above 80%.

DUE TO THE RECESSION, THE FUND MAY EXPERIENCE AN INCREASED LEVEL OF CREDIT LOSSES FROM LOANS DEFAULTING. However, losses would only result if the proceeds from the sales of foreclosed properties were less than the loan prices that the fund paid. As of November 30, the fund had no loans in default.

ALTHOUGH WE HAVE SAID IN THE PAST THAT A RECESSION WOULD BE POTENTIALLY HARMFUL TO THE FUND, WE BELIEVE THIS RECESSION WILL BE RELATIVELY MILD COMPARED TO HISTORICAL STANDARDS. Our outlook calls for an end to the Federal Reserve easing followed by an improvement in the U.S. economy in mid- to late-2002. We believe we will continue to see some level of loan defaults and prepayments in this environment but that the portfolio should hold up well based on its current credit profile.

AFTER THE PERIOD END, THE MANAGEMENT TEAM AND BOARD OF DIRECTORS OF THIS FUND--AS WELL AS AMERICAN STRATEGIC INCOME PORTFOLIOS I (ASP), III (CSP), AND AMERICAN SELECT PORTFOLIO (SLA)--ANNOUNCED THAT THEY ARE CONSIDERING A NUMBER OF STRATEGIC ALTERNATIVES FOR THE FUNDS IN AN EFFORT TO ENHANCE SHAREHOLDER VALUE. Options include a possible reorganization of the funds into a specialty finance company that would be taxed as a real estate investment trust, the possible combination of the funds, stock repurchases, and other business strategies. At this time, no decision has been made by fund management or the boards to pursue any particular alternative or to change the current strategy of the funds. There can be no assurance that a change will result from this exploration process.

AS A RESULT OF THIS EXPLORATION PROCESS, THE FUND'S BOARD DECIDED NOT TO OFFER TO REPURCHASE UP TO 10% OF THE FUND'S SHARES IN THE FOURTH QUARTER OF THIS YEAR. Although the fund was trading at a slightly greater discount than 5% during the 12 weeks prior to October 1, 2001, the management and board decided to consider any future repurchases as part of their ongoing review.

THANK YOU FOR YOUR INVESTMENT IN AMERICAN STRATEGIC INCOME PORTFOLIO II AND THE TRUST YOU HAVE PLACED IN US AS INVESTMENT MANAGERS FOR THE FUND. As the U.S. economy struggles to make a comeback in 2002, we will continue to diligently monitor our whole loan investments and other holdings in order to help meet our goal of paying attractive monthly income while minimizing credit losses. If you have any questions about the fund or need help with your overall investment plan, please call us at 800-677-FUND.

Sincerely,

/s/ Mark Jordahl

Mark Jordahl
Chief Investment Officer
U.S. Bancorp Asset Management

VALUATION OF WHOLE LOAN INVESTMENTS

The fund's investments in whole loans (single-family, multifamily, and commercial), participation mortgages, and mortgage-servicing rights are generally not traded in any organized market; therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored adjusted pursuant to a U.S. Bancorp Asset Management, Inc., pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages, or mortgage servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and credit worthiness are factored into the pricing model each week. Certain mortgage loan information is received on a monthly basis and includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans are determined no less frequently than weekly.

               FINANCIAL STATEMENTS (Unaudited)

--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES  November 30, 2001
 ................................................................................

ASSETS:
Investments in securities at market value* (note 2)  .......    $247,849,346
Accrued interest receivable  ...............................       1,670,398
Other assets  ..............................................         279,605
                                                                ------------
  Total assets  ............................................     249,799,349
                                                                ------------

LIABILITIES:
Reverse repurchase agreements payable (note 2)  ............      37,500,050
Accrued investment management fee  .........................         119,388
Bank overdraft  ............................................         338,847
Accrued administrative fee  ................................          49,060
Accrued interest  ..........................................          80,558
Other accrued expenses  ....................................         154,616
                                                                ------------
  Total liabilities  .......................................      38,242,519
                                                                ------------
  Net assets applicable to outstanding capital stock  ......    $211,556,830
                                                                ============

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital  ..............    $231,068,147
Undistributed net investment income  .......................       1,987,343
Accumulated net realized loss on investments  ..............     (28,721,369)
Unrealized appreciation of investments  ....................       7,222,709
                                                                ------------

  Total -- representing net assets applicable to capital
    stock  .................................................    $211,556,830
                                                                ============

  *Investments in securities at identified cost  ...........    $240,626,637
                                                                ============

NET ASSET VALUE AND MARKET PRICE OF CAPITAL STOCK:
Net assets applicable to outstanding capital stock  ........    $211,556,830
Shares of capital stock outstanding (authorized 1 billion
  shares of $0.01 par value)  ..............................      15,957,289
Net asset value  ...........................................    $      13.26
Market price  ..............................................    $      12.85

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

       6  2001 Semiannual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

                      STATEMENT OF OPERATIONS For the Six Months Ended November 30, 2001
 ................................................................................

INCOME:
Interest (net of interest expense of $1,134,675)  ..........    $10,182,815

EXPENSES (NOTE 3):
Investment management fee  .................................        665,408
Administrative fee  ........................................        263,257
Custodian fees  ............................................         21,061
Transfer agent fees  .......................................         19,824
Registration fees  .........................................         29,503
Reports to shareholders  ...................................         17,791
Mortgage servicing fees  ...................................        109,976
Directors' fees  ...........................................          1,524
Audit and legal fees  ......................................         15,249
Other expenses  ............................................         18,840
                                                                -----------
  Total expenses  ..........................................      1,162,433
                                                                -----------

  Net investment income  ...................................      9,020,382
                                                                -----------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
 (NOTE 4):
Net realized gain on investments in securities  ............      3,432,436
Net realized loss on real estate owned  ....................        (72,436)
                                                                -----------

  Net realized gain on investments  ........................      3,360,000
Net change in unrealized appreciation or depreciation of
  investments  .............................................       (286,966)
                                                                -----------

  Net gain on investments  .................................      3,073,034
                                                                -----------

    Net increase in net assets resulting from
      operations  ..........................................    $12,093,416
                                                                ===========

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

       7  2001 Semiannual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

                      STATEMENT OF CASH FLOWS For the Six Months Ended November 30, 2001
 ................................................................................

CASH FLOWS FROM OPERATING ACTIVITIES:
Interest income ............................................    $ 10,182,815
Net expenses ...............................................      (1,162,433)
                                                                ------------
  Net investment income ....................................       9,020,382
                                                                ------------

Adjustments to reconcile net investment income to net cash
  provided by operating activities:
  Change in accrued interest receivable ....................         241,730
  Net amortization of bond discount and premium ............            (371)
  Change in accrued fees and expenses ......................         (18,233)
  Change in other assets ...................................        (211,388)
                                                                ------------
    Total adjustments ......................................          11,738
                                                                ------------

    Net cash provided by operating activities ..............       9,032,120
                                                                ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments .........................      86,972,095
Purchases of investments ...................................     (58,590,000)
Net purchases of short-term securities .....................      (5,271,426)
                                                                ------------

    Net cash provided by investing activities ..............      23,110,669
                                                                ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net payments for reverse repurchase agreements .............     (32,249,000)
Distributions paid to shareholders .........................      (8,975,978)
                                                                ------------

    Net cash used by financing activities ..................     (41,224,978)
                                                                ------------
Net decrease in cash .......................................      (9,082,189)
Cash at beginning of period ................................       8,743,342
                                                                ------------

    Bank overdraft at end of period ........................    $   (338,847)
                                                                ============

Supplemental disclosure of cash flow information:
  Cash paid for interest on reverse
    repurchase agreements ..................................    $  1,221,736
                                                                ============

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

       8  2001 Semiannual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                       SIX MONTHS
                                                          ENDED              YEAR
                                                        11/30/01             ENDED
                                                       (UNAUDITED)          5/31/01
                                                    -----------------  -----------------
OPERATIONS:
Net investment income  ...........................    $  9,020,382       $ 16,855,829
Net realized gain on investments  ................       3,360,000            109,938
Net change in unrealized appreciation or
  depreciation of investments  ...................        (286,966)        13,119,036
                                                      ------------       ------------

  Net increase in net assets resulting from
    operations  ..................................      12,093,416         30,084,803
                                                      ------------       ------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income  ......................      (8,975,978)       (16,404,097)
                                                      ------------       ------------

  Total increase in net assets  ..................       3,117,438         13,680,706

Net assets at beginning of period  ...............     208,439,392        194,758,686
                                                      ------------       ------------

Net assets at end of period  .....................    $211,556,830       $208,439,392
                                                      ============       ============

Undistributed net investment income  .............    $  1,987,343       $  1,942,939
                                                      ============       ============

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

       9  2001 Semiannual Report - American Strategic Income Portfolio II

               NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ............................
                      American Strategic Income Portfolio Inc. II (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund emphasizes investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in asset-backed securities, U.S. government securities, corporate debt securities, municipal obligations, unregistered securities, and mortgage servicing rights. In addition, the fund may borrow using reverse repurchase agreements and revolving credit facilities. Fund shares are listed on the New York Stock Exchange under the symbol BSP.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ............................
                      INVESTMENTS IN SECURITIES
                      Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable, or not reflective of market value, portfolio securities are valued according to procedures adopted by the fund's Board of Directors in good faith at "fair value," that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

                      The current market value of certain fixed-income securities is provided by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Fixed-income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                      Pricing services value domestic and foreign equity securities (and occasionally fixed-income securities) traded on a securities exchange or Nasdaq at the last reported sales price, up to the time of valuation. If there are no reported sales of a security on the valuation date, it is valued at the mean between the published bid and asked prices reported by the exchange or Nasdaq. If there are no sales and no published bid and asked quotations for a security on the valuation date or the security is not traded on an exchange or Nasdaq, the pricing service may obtain market quotations directly from broker-dealers.

                      The fund's investments in whole loans (single family, multifamily, and commercial), participation mortgages, and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the fund's Board of Directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a U.S. Bancorp Asset Management, Inc. (the advisor) pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment

--------------------------------------------------------------------------------

      10  2001 Semiannual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------
                      record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages, or mortgage servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week.

                      Certain mortgage loan information is received once a month. This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans, mortgage participations, and mortgage servicing rights are determined no less frequently than weekly.

                      Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                      WHOLE LOANS AND PARTICIPATION MORTGAGES
                      Whole loans and participation mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participation mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values. In addition, the individual loans underlying whole loans and participation mortgages may be larger than the loans underlying mortgage-backed securities. With respect to participation mortgages, the fund generally will not be able to unilaterally enforce its rights in the event of a default, but rather will be dependent on the cooperation of the other participation holders.

                      At November 30, 2001, loans representing 2.4% of net assets were 60 days or more delinquent as to the timely monthly payment of principal. Such delinquencies relate solely to single family whole loans and represent 5.8% of total single family principal outstanding at November 30, 2001. The fund does not record past due interest as income until received. The fund may incur certain costs and delays in the event of a foreclosure. Also, there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest, and all of the foreclosure expenses. In this case, the fund may suffer a loss. The fund recognized net realized losses of $72,436 or $0.005 per share on real estate sold during the six months ended November 30, 2001.

                      Real estate acquired through foreclosure, if any, is recorded at estimated fair value. The fund may receive rental or other income as a result of holding real estate. In addition, the fund may incur expenses associated with maintaining any real estate owned. On November 30, 2001, the fund owned no real estate.

                      REVERSE REPURCHASE AGREEMENTS
                      Reverse repurchase agreements involve the sale of a portfolio-eligible security by the fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements may increase volatility of the fund's net asset value and involve the risk that interest
--------------------------------------------------------------------------------

      11  2001 Semiannual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------
                      costs on money borrowed may exceed the return on securities purchased with that borrowed money. Reverse repurchase agreements are considered to be borrowings by the fund, and are subject to the fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%. For the six months ended November 30, 2001, the average borrowings outstanding were $48,833,383 and the average rate was 4.69%.

                      SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                      Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of November 30, 2001, the fund had no outstanding when-issued or forward commitments.

                      FEDERAL TAXES
                      The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                      The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the fund.

                      DISTRIBUTIONS TO SHAREHOLDERS
                      Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock. Under the plan, fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the fund will issue new shares at a discount of up to 5% from the current market price.

                      REPURCHASE AGREEMENTS AND OTHER SHORT-TERM SECURITIES For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint

--------------------------------------------------------------------------------

      12  2001 Semiannual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------
                      repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default. In addition to repurchase agreements, the fund may invest in money market funds advised by the fund's advisor.

                      USE OF ESTIMATES
                      The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) EXPENSES
 ............................
                      INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                      Pursuant to an investment advisory agreement (the agreement), the advisor, a subsidiary of U.S. Bank National Association (U.S. Bank) and successor to First American Asset Management, manages the fund's assets and furnishes related office facilities, equipment, research, and personnel. The agreement provides the advisor with a monthly investment management fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets and 4.50% of the daily gross income accrued by the fund during the month (i.e., investment income, including amortization of discount and premium, other than gains from the sale of securities or gains from options and futures contracts less interest on money borrowed by the fund). The monthly investment management fee shall not exceed in the aggregate 1/12 of 0.725% of the fund's average weekly net assets during the month (approximately 0.725% on an annual basis). For the six months ended November 30, 2001, the effective investment management fee incurred by the fund was 0.63%. For its fee, the advisor provides investment advice and conducts the management and investment activity of the fund.

                      Pursuant to an administration agreement, U.S. Bank provides administrative services, including certain legal and shareholder services to the fund. Under this agreement, the administrator receives a monthly administrative fee in an amount equal to an annualized rate of 0.25% of the fund's average weekly net assets (computed by subtracting liabilities from the value of the total assets of the fund).

                      MORTGAGE SERVICING FEES
                      The fund enters into mortgage servicing agreements with mortgage servicers for whole loans and participation mortgages. For a fee, mortgage servicers maintain loan records, such as insurance and taxes and the proper allocation of payments between principal and interest.

                      OTHER FEES AND EXPENSES
                      In addition to the investment management, administrative, and mortgage servicing fees, the fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports, transfer agent fees and expenses, legal and auditing services, insurance, interest, expenses related to real estate owned, fees to outside parties retained to assist in conducting due diligence, taxes, and other miscellaneous expenses.

--------------------------------------------------------------------------------

      13  2001 Semiannual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

                      During the six months ended November 30, 2001, the fund paid $20,932 for custody services to U.S. Bank.

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ............................
                      Cost of purchases and proceeds from sales of securities and real estate, other than temporary investments in short-term securities, for the six months ended
                      November 30, 2001, aggregated $58,590,371 and $86,972,095, respectively. Included in proceeds from sales are $10,705 from sales of real estate owned and $514,260 from prepayment penalties.

(5) CAPITAL LOSS
    CARRYOVER
 ............................
                      For federal income tax purposes, the fund had capital loss carryovers at November 30, 2001, which, if not offset by subsequent capital gains, will expire on the fund's fiscal year-ends as indicated below. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

 CAPITAL LOSS
  CARRYOVER    EXPIRATION
 ------------  ----------
 $ 1,867,282       2003
  22,965,560       2004
     922,669       2005
   1,266,343       2006
   1,699,515       2009
 -----------
 $28,721,369
 ===========

(6) CAPITAL SHARE
    TRANSACTIONS
 ............................
                      RETIREMENT OF FUND SHARES
                      The fund's Board of Directors has approved continuation of the plan to repurchase shares of the fund in the open market and retire those shares. Repurchases may only be made when the previous day's closing market value was at a discount from net asset value (NAV). Daily repurchases are limited to 25% of the previous four weeks average daily trading volume on the New York Stock Exchange. Under the current plan, cumulative repurchases in the fund cannot exceed 897,341 (5% of the outstanding shares as of September 9, 1998). No shares were repurchased during the six months ended November 30, 2001 and year ended May 31, 2001.

--------------------------------------------------------------------------------

      14  2001 Semiannual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

(7) FINANCIAL
    HIGHLIGHTS
 ............................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      AMERICAN STRATEGIC INCOME PORTFOLIO II

                                              Six
                                            months
                                             Ended      Year     Year         Year        Year     Year
                                           11/30/01     Ended    Ended       Ended        Ended    Ended
                                          (Unaudited)  5/31/01  5/31/00   5/31/99 (e)    5/31/98  5/31/97
                                          -----------  -------  -------  --------------  -------  -------
PER-SHARE DATA
Net asset value, beginning
  of period ............................    $13.06     $12.20   $12.92       $13.07      $12.63   $12.78
                                            ------     ------   ------       ------      ------   ------
Operations:
  Net investment income ................      0.56       1.06     1.02         1.06        1.03     0.98
  Net realized and unrealized gains
    (losses) on investments ............      0.20       0.83    (0.68)       (0.19)       0.41    (0.13)
                                            ------     ------   ------       ------      ------   ------
    Total from operations ..............      0.76       1.89     0.34         0.87        1.44     0.85
                                            ------     ------   ------       ------      ------   ------
Distributions to shareholders:
  From net investment income ...........     (0.56)     (1.03)   (1.06)       (1.02)      (1.00)   (1.00)
                                            ------     ------   ------       ------      ------   ------
Net asset value, end of period .........    $13.26     $13.06   $12.20       $12.92      $13.07   $12.63
                                            ======     ======   ======       ======      ======   ======
Per-share market value, end of
  period ...............................    $12.85     $12.30   $11.00       $11.94      $11.81   $11.38
                                            ======     ======   ======       ======      ======   ======
SELECTED INFORMATION
Total return, net asset value (a) ......      5.85%     15.97%    2.77%        6.82%      11.74%    6.90%
Total return, market value (b) .........      9.22%     21.98%    1.09%       10.06%      13.02%   17.19%
Net assets at end of period
  (in millions) ........................    $  212     $  208   $  195       $  230      $  234   $  252
Ratio of expenses to average weekly net
  assets including interest
  expense (c) ..........................      2.18%(f)   3.37%    3.62%        2.92%       3.39%    2.56%
Ratio of expenses to average weekly net
  assets excluding interest
  expense (c) ..........................      1.10%(f)   1.19%    1.21%        1.18%       1.38%    1.45%
Ratio of net investment income to
  average weekly net assets ............      8.57%(f)   8.45%    8.07%        8.06%       7.86%    7.73%
Portfolio turnover rate (excluding
  short-term securities) ...............        23%        21%      24%          18%         48%      51%
Amount of borrowings outstanding at end
  of period (in millions) ..............    $   38     $   70   $   67       $  104      $   76   $   84
Per-share amount of borrowings
  outstanding at end of period .........    $ 2.35     $ 4.37   $ 4.18       $ 5.84      $ 4.23   $ 4.21
Per-share amount of net assets,
  excluding borrowings, at end
  of period ............................    $15.61     $17.43   $16.38       $18.76      $17.30   $16.84
Asset coverage ratio (d) ...............       664%       399%     392%         321%        409%     400%

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) FISCAL 1998 AND 1997 RATIOS INCLUDE 0.08% AND 0.18%, RESPECTIVELY, OF OPERATING EXPENSES ASSOCIATED WITH REAL ESTATE OWNED.
(d) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.
(e) EFFECTIVE AUGUST 10, 1998, THE ADVISOR WAS CHANGED FROM PIPER CAPITAL MANAGEMENT TO U.S. BANK NATIONAL ASSOCIATION.
(f)  ANNUALIZED.

--------------------------------------------------------------------------------

      15  2001 Semiannual Report - American Strategic Income Portfolio II

                     INVESTMENTS IN SECURITIES (Unaudited)
--------------------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO II                                        November 30, 2001
 .................................................................................................................

                                                             Date                                        Market
Description of Security                                    Acquired   Par Value          Cost          Value (a)
---------------------------------------------------------  --------  -----------     ------------     ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (b) (19.4%):
  U.S. AGENCY MORTGAGE-BACKED SECURITIES (19.4%):
    FIXED RATE (19.4%):
      9.00%, FHLMC, 7/1/30...............................  7/17/00   $ 5,181,758     $  5,323,659     $  5,510,489
      6.50%, FNMA, 6/1/29................................  5/17/99    16,047,576       15,933,256       16,258,120
      8.00%, FNMA, 6/1/30................................   5/9/00     4,755,068        4,692,751        5,007,657
      7.50%, FNMA, 4/1/30................................   5/9/00     5,526,123        5,332,859        5,745,455
      7.50%, FNMA, 5/1/30................................   5/9/00     4,937,453        4,765,140        5,133,421
      8.00%, FNMA, 5/1/30................................   5/9/00     3,141,757        3,100,587        3,308,647
                                                                                     ------------     ------------

        Total U.S. Government and Agency Securities                                    39,148,252       40,963,788
                                                                                     ------------     ------------

PRIVATE MORTGAGE-BACKED SECURITIES (e) (15.3%):
  FIXED RATE (15.3%):
      9.25%, Oly Holigan, LP, 1/1/04.....................  12/26/00    6,000,000        6,000,000        6,120,000
      8.31%, RFC 1997-NPC1, 8/27/23......................  3/27/97     5,768,612        5,788,232        5,881,385
      9.25%, Stratus Properties, 7/1/06..................  6/14/01     5,000,000        5,000,000        5,150,000
      8.00%, Value Enhancement Fund IV, 6/27/04..........  6/27/01    15,000,000       15,000,000       15,300,000
                                                                                     ------------     ------------

        Total Private Mortgage-Backed Securities ........                              31,788,232       32,451,385
                                                                                     ------------     ------------

WHOLE LOANS AND PARTICIPATION MORTGAGES (c,d,e) (78.3%):
  COMMERCIAL LOANS (33.7%):
      1336 and 1360 Energy Park Drive, 7.55%, 10/1/08....  9/29/98     2,861,197        2,861,197        2,975,075
      Bigelow Office Building, 8.88%, 4/1/07.............  3/31/97     1,315,374        1,315,374        1,381,142
      Centre Point Commerce Park, 8.88%, 6/1/12..........   5/2/97       687,898          681,019          722,293
      Cottonwood Square, 9.20%, 5/1/04...................  4/16/97     2,464,349        2,464,349        2,538,280
      Fortune Park V, VI, VII, 7.90%, 1/1/04.............  12/29/98    3,654,335        3,654,335        3,763,965
      Hadley Avenue Business Center, 8.38%, 1/1/11.......  12/14/00    2,450,240        2,450,240        2,572,752
      Hillside Crossing South Shopping Center,
        7.93%, 1/1/05....................................  12/22/97    1,699,226        1,699,226        1,767,195
      Hillside Office Park, 7.63%, 8/1/08................   7/9/98       951,614          951,614          993,214
      Ina Corporate Land, 7.88%, 11/1/04.................  11/2/01     2,085,000        2,085,000        2,147,550
      Jamboree Building, 8.93%, 12/1/06..................  11/15/96    1,869,146        1,850,454        1,962,603
      La Posada & Casitas, 7.93%, 11/1/04................  11/2/01     5,680,000        5,680,000        5,850,400

                                                             Date                                        Market
Description of Security                                    Acquired   Par Value          Cost          Value (a)
---------------------------------------------------------  --------  -----------     ------------     ------------
      Minikahda Mini Storage III, 8.62%, 8/1/09..........  9/16/99   $ 4,117,199     $  4,117,199     $  4,323,059
      Minikahda Mini Storage V, 8.75%, 9/1/09............   7/2/01     2,278,858        2,278,858        2,392,801
      Oak Knoll Village Shopping Center,
        8.68%, 7/1/05....................................  6/10/98     1,340,243        1,340,243        1,393,853
      PennMont Office Plaza, 6.88%, 5/1/06...............  4/30/01     1,344,318        1,344,318        1,411,534
      Plaza Colonial, 7.88%, 11/1/04.....................  11/2/01     2,310,000        2,310,000        2,379,300
      PMG Center, 8.93%, 9/1/03..........................  8/29/96     2,256,238        2,256,238        2,301,363
      Provident Bank Building, 8.70%, 1/1/02.............  10/4/96     2,606,282        2,580,219        2,606,282
      Pyramid Plaza Office Building, 7.71%, 4/30/07......  3/30/01     4,581,061        4,581,061        4,810,114
      Rapid Park Parking Lot, 8.90%, 9/1/07..............   8/7/97     3,547,990        3,547,990        3,725,389
      Ridgehill Professional Building, 7.38%, 1/1/09.....  12/7/98     2,583,809        2,583,809        2,662,486
      Rimrock Plaza, 7.65%, 12/1/08......................  12/2/98     3,120,322        3,120,322        3,199,213
      Rubin Center, 8.78%, 7/1/12........................  6/13/97     3,110,945        3,110,945        3,266,492
      Stevenson Office Building, Port Orchard Cinema, and
        Jensen Industrial Building, 7.88%, 2/1/09........  1/21/99     3,217,401        3,217,401        3,352,519
      Sundance Plaza, 7.13%, 11/1/08.....................  10/29/98      925,926          925,926          955,217
      Westwood Business Park, 8.43%, 5/1/04..............  4/20/01     5,784,111        5,784,110        5,899,793
                                                                                     ------------     ------------
                                                                                       68,791,447       71,353,884
                                                                                     ------------     ------------

  MULTIFAMILY LOANS (43.1%):
      Autumnwood, Southern Woods, Hinton Hollow,
        9.03%, 6/1/03....................................  5/31/96     6,137,628        6,137,628        6,260,380
      Beverly Palms Apartments, 7.68%, 4/1/04............  3/25/99    12,026,532       12,026,532       12,146,797
      Chardonnay Apartments, 8.60%, 1/1/07...............  12/18/96    4,168,484        4,147,641        4,376,908
      Crown Cove Senior Care Community,
        7.93%, 11/1/04...................................  11/1/01    13,000,000       13,000,000       13,390,000
      Deering Manor, 7.98%, 12/8/22......................  12/8/92     1,155,948        1,144,389        1,179,067
      Fairmount Apartments, 12.93%, 3/1/02...............  9/27/01     5,500,000        5,500,000        5,052,742
      Fairways I and II, 8.65%, 2/1/03...................  1/31/01     4,100,000        4,100,000        4,182,000

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

      16  2001 Semiannual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO II
(CONTINUED)

                                                             Date                                        Market
Description of Security                                    Acquired   Par Value          Cost          Value (a)
---------------------------------------------------------  --------  -----------     ------------     ------------
      Forestree Apartments, 7.83%, 6/1/04................   6/1/01   $ 7,725,000     $  7,725,000     $  7,956,750
      Fremont Plaza Apartments, 7.40%, 7/1/08............   7/1/98     2,536,916        2,536,916        2,651,844
      Harbor View Apartments, 7.98%, 1/25/18.............  1/22/93       698,102          691,121          712,064
      Ironwood Apartments I, 9.38%, 2/1/04...............  1/12/01     1,772,000        1,772,000        1,825,160
      Ironwood Apartments II, 14.88%, 2/1/04.............  1/12/01       213,884          213,884          219,470
      Jaccard Apartments, 8.73%, 12/1/03.................  11/1/96     2,683,467        2,683,467        2,790,806
      Kona Kai Apartments, 8.33%, 11/1/05................  10/24/95    1,077,838        1,071,963        1,131,730
      Park Place of Venice Apartments, 10.65%, 4/1/02....   3/2/95     2,495,714        2,482,469        2,495,714
      Park Terrace Apartments, 8.35%, 11/1/05............  10/24/95    2,421,045        2,414,992        2,542,097
      Primrose Apartments, 8.50%, 11/1/07................  10/19/95    1,053,202        1,048,716        1,105,863
      Sierra Madre Apartments, 8.28%, 7/1/02.............  6/16/97     1,749,700        1,749,699        1,767,197
      Southridge Apartments, 10.11%, 12/31/02............  12/26/00    5,325,000        5,325,000        5,484,750
      The Gables at Westlake Apartments,
        7.33%, 2/1/08....................................  1/16/98     6,245,657        6,245,657        6,508,593
      The Meadows, Fairfield Manor, and Auburn
        Apartments, 8.50%, 11/1/07.......................  10/19/95    1,534,709        1,533,217        1,611,444
      Vintage Apartments, 8.90%, 8/1/05..................  8/15/95     2,788,568        2,784,230        2,900,110
      Westview Apartments, 7.68%, 3/1/03.................  2/27/96     1,034,542        1,020,904        1,055,232
      Winterland Apartments I, 9.23%, 7/1/12.............   6/6/97       580,564          580,564          609,592
      Winterland Apartments II, 9.23%, 7/1/12............   6/6/97     1,112,746        1,112,746        1,168,384
                                                                                     ------------     ------------
                                                                                       89,048,735       91,124,693
                                                                                     ------------     ------------

  SINGLE FAMILY LOANS (1.5%):
      Merchants Bank, 10.48%, 12/1/20....................  12/18/92      485,842          489,836          500,388
      Neslund Properties, 9.88%, 2/1/23..................  1/27/93     1,407,019        1,400,032        1,449,230
      PHH U.S. Mortgage, 8.65%, 1/1/12...................  12/30/92    1,288,928        1,254,272        1,273,187
                                                                                     ------------     ------------
                                                                                        3,144,140        3,222,805
                                                                                     ------------     ------------

        Total Whole Loans and Participation Mortgages ...                             160,984,322      165,701,382
                                                                                     ------------     ------------

                                                             Date                                        Market
Description of Security                                    Acquired    Shares            Cost           Value(a)
---------------------------------------------------------  --------  -----------     ------------     ------------

PREFERRED STOCK (0.5%):
  REAL ESTATE INVESTMENT TRUST (0.5%):
      Archstone Community Trust, Series C................  4/23/01         5,000     $    126,550     $    127,750
      Archstone Community Trust, Series D................  4/23/01         3,525           91,861           90,593
      CarrAmerica Realty Trust, Series B.................  4/23/01         5,000          118,849          122,500
      CarrAmerica Realty Trust, Series C.................  4/23/01         5,000          117,737          122,250
      CarrAmerica Realty Trust, Series D.................  4/23/01         5,000          118,823          125,500
      Centerpoint Properties, Series A...................  3/26/01         5,000          123,103          125,150
      Duke Realty Investments, Series E..................  4/23/01           625           15,506           16,063
      New Plan Excel Realty Trust, Series B..............  3/26/01         5,000          118,867          125,850
      AMB Property.......................................  3/26/01         5,000          125,399          128,000
                                                                                     ------------     ------------

        Total Preferred Stock ...........................                                 956,695          983,655
                                                                                     ------------     ------------

RELATED PARTY MONEY MARKET FUND (3.7%):
      First American Prime Obligations Fund..............  11/30/01    7,749,136(f)     7,749,136        7,749,136
                                                                                     ------------     ------------

        Total Investments in Securities (g) .............                            $240,626,637     $247,849,346
                                                                                     ============     ============

NOTES TO INVESTMENTS IN SECURITIES
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(b) ON NOVEMBER 30, 2001, SECURITIES VALUED AT $40,963,788 WERE PLEDGED AS COLLATERAL FOR THE FOLLOWING OUTSTANDING REVERSE REPURCHASE AGREEMENTS:

                                                                    NAME OF
                                                                    BROKER
                    ACQUISITION                      ACCRUED    AND DESCRIPTION
        AMOUNT         DATE       RATE*     DUE      INTEREST    OF COLLATERAL
      -----------   -----------   -----   --------   --------   ---------------
      $30,000,050     4/12/01     4.65%    4/12/03   $73,625           (1)
        7,500,000    11/15/01     2.08%   12/17/01     6,933           (2)
      -----------                                    -------
      $37,500,050                                    $80,558
      ===========                                    =======

    * INTEREST RATE AS OF NOVEMBER 30, 2001. RATES ARE BASED ON THE LONDON INTERBANK OFFERED RATE (LIBOR) AND RESET MONTHLY.

    Name of broker and description of collateral:
             (1) MORGAN STANLEY DEAN WITTER;
                FNMA, 7.50%, 5/1/30, $4,937,453 PAR
                FNMA, 8.00%, 5/1/30, $4,755,068 PAR
                FNMA, 8.00%, 5/1/30, $3,141,757 PAR
                FNMA, 7.50%, 4/1/30, $5,526,123 PAR
                FNMA, 6.50%, 6/1/29, $12,175,000 PAR
             (2) MORGAN STANLEY DEAN WITTER;
                FHLMC, 9.00%, 7/1/30, $5,181,758 PAR
                FNMA, 6.50%, 6/1/29, $3,872,576 PAR

--------------------------------------------------------------------------------

      17  2001 Semiannual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

(c) INTEREST RATES ON COMMERCIAL AND MULTIFAMILY LOANS ARE THE RATES IN EFFECT ON NOVEMBER 30, 2001. INTEREST RATES AND MATURITY DATES DISCLOSED ON SINGLE FAMILY LOANS REPRESENT THE WEIGHTED AVERAGE COUPON AND WEIGHTED AVERAGE MATURITY FOR THE UNDERLYING MORTGAGE LOANS AS OF NOVEMBER 30, 2001.
(d) COMMERCIAL AND MULTIFAMILY LOANS ARE DESCRIBED BY THE NAME OF THE MORTGAGED PROPERTY. POOLS OF SINGLE FAMILY LOANS ARE DESCRIBED BY THE NAME OF THE INSTITUTION FROM WHICH THE LOANS WERE PURCHASED. THE GEOGRAPHICAL LOCATION OF THE MORTGAGED PROPERTIES AND, IN THE CASE OF SINGLE FAMILY, THE NUMBER OF LOANS, IS PRESENTED BELOW.

Commercial Loans:
         1336 AND 1360 ENERGY PARK DRIVE - ST. PAUL, MN
         BIGELOW OFFICE BUILDING - LAS VEGAS, NV
         CENTRE POINT COMMERCE PARK - ORLANDO, FL
         COTTONWOOD SQUARE - COLORADO SPRINGS, CO
         FORTUNE PARK V, VI, VII - INDIANAPOLIS, IN
         HADLEY AVENUE BUSINESS CENTER - OAKDALE, MN
         HILLSIDE CROSSING SOUTH SHOPPING CENTER - ELK RIVER, MN
         HILLSIDE OFFICE PARK - ELK RIVER, MN
         INA CORPORATE LAND - TUSCON, AZ
         JAMBOREE BUILDING - COLORADO SPRINGS, CO
         LA POSADA & CASITAS - TUSCON, AZ
         MINIKAHDA MINISTORAGE III - ST. PAUL, MN
         MINIKAHDA MINISTORAGE V - ST. PAUL, MN
         OAK KNOLL VILLAGE SHOPPING CENTER - AUSTIN, TX
         PENNMONT OFFICE PLAZA - ALBUQUERQUE, NM
         PLAZA COLONIAL - TUSCON, AZ
         PMG CENTER - FORT LAUDERDALE, FL
         PROVIDENT BANK BUILDING - DESOTO, TX
         PYRAMID PLAZA OFFICE BUILDING - LUBBOCK, TX
         RAPID PARK PARKING LOT - MINNEAPOLIS, MN
         RIDGEHILL PROFESSIONAL BUILDING - MINNETONKA, MN
         RIMROCK PLAZA - BILLINGS, MT
         RUBIN CENTER - CLEARWATER, FL
         STEVENSON OFFICE BUILDING, PORT ORCHARD CINEMA, AND JENSEN INDUSTRIAL
           BUILDING - STEVENSON, PORT ORCHARD AND ARLINGTON, WA
         SUNDANCE PLAZA - COLORADO SPRINGS, CO
         WESTWOOD BUSINESS PARK - FARMERS BRANCH, TX

Multifamily Loans:
         AUTUMNWOOD, SOUTHERN WOODS, HINTON HOLLOW - KNOXVILLE, TN
         BEVERLY PALMS APARTMENTS - HOUSTON, TX
         CHARDONNAY APARTMENTS - TULSA, OK
         CROWN COVE SENIOR CARE COMMUNITY - CORONA DEL MAR, CA
         DEERING MANOR - NASHWAUK, MN
         FAIRMONT APARTMENTS - DALLAS, TX
         FAIRWAYS I & II - LONGVIEW, WA
         FORESTREE APARTMENTS - HOUSTON, TX
         FREMONT PLAZA APARTMENTS - PHOENIX, AZ
         HARBOR VIEW APARTMENTS - GRAND MARAIS, MN
         IRONWOOD APARTMENTS I - TUSCON, AZ
         IRONWOOD APARTMENTS II - TUSCON, AZ
         JACCARD APARTMENTS - UNIVERSITY CITY, MO
         KONA KAI APARTMENTS - PUEBLO, CO
         PARK PLACE OF VENICE APARTMENTS - VENICE, FL
         PARK TERRACE APARTMENTS - PUEBLO, CO
         PRIMROSE APARTMENTS - GRAND FALLS, ND
         SIERRA MADRE APARTMENTS - LAS VEGAS, NV
         SOUTHRIDGE APARTMENTS - AUSTIN, TX
         THE GABLES AT WESTLAKE APARTMENTS - OKLAHOMA CITY, OK
         THE MEADOWS, FAIRFIELD MANOR, AND AUBURN APARTMENTS - WAHPETON, ND VINTAGE APARTMENTS - KERMAN, CA
         WESTVIEW APARTMENTS - AUSTIN, TX
         WINTERLAND APARTMENTS I - GRAND FORKS, ND
         WINTERLAND APARTMENTS II - GRAND FORKS, ND

Single Family Loans:
         MERCHANTS BANK - 18 LOANS, VERMONT
         NESLUND PROPERTIES - 65 LOANS, MINNESOTA
         PHH U.S. MORTGAGE - 15 LOANS, UNITED STATES

(e) SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 AND ARE CONSIDERED TO BE ILLIQUID. ON NOVEMBER 30, 2001, THE TOTAL MARKET VALUE OF THESE INVESTMENTS WAS $198,152,767 OR 93.7% OF TOTAL NET ASSETS.
(f) THIS MONEY MARKET FUND IS ADVISED BY U.S BANCORP ASSET MANAGEMENT, WHO ALSO SERVES AS ADVISOR FOR THE FUND. SEE NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(g) ON NOVEMBER 30, 2001, THE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES WAS $240,626,637. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES, BASED ON THIS COST WERE AS
     FOLLOWS:

      GROSS UNREALIZED APPRECIATION.......  $ 7,671,236
      GROSS UNREALIZED DEPRECIATION.......     (448,527)
                                            -----------
        NET UNREALIZED APPRECIATION.......  $ 7,222,709
                                            ===========

--------------------------------------------------------------------------------

      18  2001 Semiannual Report - American Strategic Income Portfolio II

               SHAREHOLDER UPDATE
--------------------------------------------------------------------------------

                      ANNUAL MEETING RESULTS
                      An annual meeting of the fund's shareholders was held on August 27, 2001. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

                      (1) The fund's shareholders elected the following ten
                          directors:

                                             SHARES      SHARES WITHHOLDING
                                           VOTED "FOR"   AUTHORITY TO VOTE
                                          -------------  ------------------
Robert J. Dayton .......................    13,120,831          2,285,474
Andrew S. Duff .........................    15,271,300            135,005
Roger A. Gibson ........................    15,270,561            135,744
Andrew M. Hunter III ...................    15,265,239            141,066
Leonard W. Kedrowski ...................    15,269,159            137,146
John M. Murphy, Jr. ....................    15,276,640            129,665
Richard K. Riederer ....................    15,289,724            136,581
Joseph D. Strauss ......................    15,264,876            141,429
Virginia L. Stringer ...................    15,264,021            142,284
James M. Wade ..........................    15,270,427            135,878

                      (2) The fund's shareholders ratified the selection by the
                          fund's Board of Directors of Ernst & Young as the independent public accountants for the fund for the fiscal year ending May 31, 2002. The following votes were cast regarding this matter:

    SHARES           SHARES                      BROKER
  VOTED "FOR"    VOTED "AGAINST"   ABSTENTIONS  NON VOTES
 -------------  -----------------  -----------  ---------
   14,983,976          338,018         84,311          --

                      SHARE REPURCHASE PROGRAM
                      Your fund's Board of Directors has approved a share repurchase program, which enables the fund to "buy back" shares of its common stock in the open market. Repurchases may only be made when the previous day's closing market price per share was at a discount from net asset value. Repurchases cannot exceed 5% of the fund's outstanding shares as of September 9, 1998.

                      WHAT EFFECT WILL THIS PROGRAM HAVE ON SHAREHOLDERS?
                      We do not expect any adverse impact on the advisor's ability to manage the fund. Because repurchases will be at a price below net asset value, remaining shares outstanding may experience a slight increase in net asset value per share. Although the effect of share repurchases on the market price is less certain, the board of directors believes the program may have a favorable effect on the market price of fund shares. We do not anticipate any material increase in the fund's expense ratio.

                      WHEN WILL SHARES BE REPURCHASED?
                      Share repurchases may be made from time to time and may be discontinued at any time. Share repurchases are not mandatory when fund shares are trading at a discount from net asset value; all repurchases will be at the discretion of the fund's investment advisor. The board of directors' decision whether to continue the share repurchase program will be reported in the next shareholder report.

--------------------------------------------------------------------------------

      19  2001 Semiannual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

                      HOW WILL SHARES BE REPURCHASED?
                      We expect to finance the repurchase of shares by liquidating portfolio securities or using current cash balances. We do not anticipate borrowing in order to finance share repurchases.

                      No shares were repurchased during the six months ended November 30, 2001 and the year ended May 31, 2001.

                      TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN
                      As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It is a convenient and economical way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by EquiServe, the plan agent.

                      ELIGIBILITY/PARTICIPATION
                      You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

                      If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the fund. To enroll in this plan, call EquiServe at 1-800-543-1627. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

                      Banks, brokers or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gains distributions, may participate in the plan by informing EquiServe at least 10 days before each share's dividend and/or capital gains distribution.

                      PLAN ADMINISTRATION
                      Beginning no more than 5 business days before the dividend payment date, EquiServe will buy shares of the fund on the New York Stock Exchange (NYSE) or elsewhere on the open market only when the price of the fund's shares on the NYSE plus commissions is at less than a 5% premium over the fund's most recently calculated net asset value (NAV) per share. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, EquiServe will accept payment of the dividend, or the remaining portion, in authorized but unissued shares of the fund. These shares will be issued at a per-share price equal to the higher of (a) the NAV per share as of the close of business on the payment date or (b) 95% of the closing market price per share on the payment date.

                      By participating in the dividend reinvestment plan, you may receive benefits not available to shareholders who elect not to participate. For example, if the market price plus commissions of the fund's shares is 5% or more above the NAV, you will receive shares at a discount of up to 5% from the current market value. However, if the market price plus commissions is below the NAV, you will receive distributions in shares with an NAV greater than the value of any cash distributions you would have received.

--------------------------------------------------------------------------------

      20  2001 Semiannual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

                      There is no direct charge for reinvestment of dividends and capital gains since EquiServe fees are paid for by the fund. However, if fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

                      EquiServe maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by EquiServe in noncertificated form in your name.

                      TAX INFORMATION
                      Distributions invested in additional shares of the fund are subject to income tax, to the same extent as if received in cash. When shares are issued by the fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

                      PLAN WITHDRAWAL
                      If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to EquiServe. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

                      If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

                      If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

                      PLAN AMENDMENT/TERMINATION
                      The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by Equiserve with at least 90 days written notice to participants in the plan.

                      Any questions about the plan should be directed to your investment professional or to EquiServe LP, P.O. Box 43011, Providence, RI 02940-3011, 1-800-543-1627.

--------------------------------------------------------------------------------

      21  2001 Semiannual Report - American Strategic Income Portfolio II

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       ASSET MANAGEMENT


AMERICAN STRATEGIC INCOME PORTFOLIO II
2001 SEMIANNUAL REPORT


U.S. Bancorp Asset Management, Inc., is a subsidiary of U.S. Bank National Association. U.S. Bank National Association is a separate entity and wholly owned subsidiary of U.S. Bancorp.











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